SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)        August 20, 1996
                                                  ---------------------------


        FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
              Exact Name of Registrant as Specified in Its Charter)


        North Carolina                      333-3574           56-1967773
     (State or Other Jurisdiction         (Commission        (IRS Employer
           of Incorporation)              File Number)     Identification No.)


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

 One First Union Center, 301 South College Street, Charlotte, North Carolina                              28202
                  (Address of Principal Executive Offices)                                             (ZIP Code)

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                                 (704) 383-3624
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On or about August 28, 1996, the Registrant will cause the issuance and sale of approximately $157,259,000 initial principal amount of Home Equity Loan
Asset-Backed Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3, Class
A-4, Class A-5, Class B and Class R (collectively, the "Certificates") pursuant to a Pooling and Servicing agreement to be dated as of August 1, 1996, among the Registrant, First Union National Bank of North Carolina, as seller and master servicer, First Union National Bank of North Carolina, Trust Department, as document custodian, and Norwest Bank Minnesota, National Association, as trustee.

         In connection with the sale of the Series 1996-1, Class A-1, Class A-2,
Class A-3, Class A-4 and Class A-5 Certificates (collectively, the "Underwritten
Certificates"),  the  Registrant  has  been  advised  by  Lehman  Brothers  Inc.
("Lehman"), a Co-Underwriter with First Union Capital Markets Corp., that Lehman has furnished to prospective investors certain material describing certain characteristics of the Underwritten Certificates (the "Structural Terms Sheet") following the effective date of Registration Statement No. 333-3974, which Structural Terms Sheet is being filed as an exhibit to this report.

         The Structural Terms Sheet has been provided to the Registrant by Lehman. The information in the Structural Terms Sheet is preliminary and may be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange
Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable

         (c)      EXHIBITS

            EXHIBIT NO.                              DESCRIPTION

                  99                        Structural Terms Sheet


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     FIRST UNION RESIDENTIAL SECURITIZATION
                     TRANSACTIONS, INC.
                     (Registrant)


                            By: /s/ Patrick J. Tadie
                                Name:    Patrick J. Tadie
                                Title:   Vice President

Date:  August 26, 1996






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                                  EXHIBIT INDEX


                                                               SEQUENTIALLY
         EXHIBIT NO.       DESCRIPTION                        NUMBERED PAGE

            99             Structural Terms Sheet